UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C.  20549
                                                                  OMB APPROVAL
                                                       OMB  Number:  3235-0060
                                                      Expires:  May  31,  2000
                                                    Estimated  average  burden
                                                    hours  per  response  5.00
                                                    --------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  August  24,  2000
                                                         -----------------

Merlin  Software  Technologies  International,  Inc.
----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                               000-27189      88-0398103
------                               ---------      ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)       File  Number)     Identification  No.)

Suite  420  -  6540  Roberts  Street,  Burnaby,  B.C.  Canada     V5G  4E1
-------------------------------------------------------------     --------
     (Address  of  principal  executive  offices)              (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)320-7227
                                                         -------------

         (Former name or former address, if changed since last report.)

ITEM  5.     OTHER  EVENTS

Reference is made to the press release of the Registrant, issued and disseminated on August 24, 2000, announcing the completion of a private placement by the Registrant. The press release was issued pursuant to Rule 135c promulgated under the Securities Act of 1933.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

99.1     Press  release  issued  by  the  Registrant  on  August  24,  2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERLIN  SOFTWARE  TECHNOLOGIES
                                     INTERNATIONAL  INC.
                                     -------------------
                                     (Registrant)


Date:  September 1, 2000             /s/  Robert  Heller
                                     -------------------
                                     President  and  Director